Related Parties	12 Months Ended
Dec. 31, 2024
Related Party Transactions [Abstract]
Related Parties	Related Parties
During the year, subsidiaries of the Company earned revenue of $0.3 million (December 31, 2023: $0.2 million) from Corvus Pharmaceuticals. Dr. Linda Grais serves as a Director and shareholder of Corvus Pharmaceuticals. At December 31, 2024, $0.1 million (December 31, 2023: $0.1 million) was noted as due from Corvus Pharmaceuticals .
During the year, subsidiaries of the Company earned revenue of $nil (December 31, 2023: $0.05 million) from Afimmune Limited. Dr. John Climax is Chief Executive Officer and a Director and shareholder of Afimmune Limited. At December 31, 2024, $0.1 million was noted as due from Afimmune Limited (December 31, 2023: $0.05 million).